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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 3, 2001


                     DIVERSIFIED CORPORATE RESOURCES, INC.
            (Exact name of registrant as specified in its charter)


             Texas                       0-13984                 75-1565578
------------------------------- -------------------------- ---------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


                    12801 N. Central Expressway, Suite 350
                             Dallas, Texas, 75243
      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (972) 458-8500.


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Item 4.  Changes in Registrant's Certifying Accountant.

         (a)    Previous Independent Accountants

                (i) On October 3, 2001, management of Diversified Corporate Resources, Inc. (the "Company") dismissed PriceWaterhouseCoopers L.L.P. ("PwC") as the Company's independent accountants. Such action was approved by the Company's Board of Directors and Audit Committee on October 5, 2001. In approving the dismissal of PwC, the Company's Board of Directors and Audit Committee cited cost considerations as the reason for the change.

                (ii) PwC's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                (iii) No event listed in Paragraphs (A) through (D) of Item 304a(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim periods preceding the dismissal of PwC.

                (iv) During the two most recent fiscal years and the subsequent interim period preceding the dismissal of PwC, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

                (v) A copy of a letter from PwC indicating its agreement with the statements made by the Company in response to this Item 4 of Form 8-K is attached to this report as Exhibit 16.1 hereto.

         (b)    New Independent Accountants

                (i) As of October 5, 2001, the Company has engaged Weaver and Tidwell L.L.P. ("Weaver") as the Company's principal accountants to audit the Company's financial statements for the 2001 fiscal year. The action was approved by the Company's Board of Directors and Audit Committee. Neither the Company nor anyone on its behalf has consulted with Weaver regarding (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (B) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S- K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

                (ii) Pursuant to Item 304(a)(2)(D) of Regulation S-K, the Company has requested Weaver to review this disclosure before it is filed and has provided Weaver with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in this disclosure. Weaver has advised the Company that it does not have any new information or clarification of the Company's expression of its views and that it agrees with the statements made by the Company in this disclosure.

                                        2
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Item 7. Financial Statements and Exhibits.

         (a)    Financial Statements and Exhibits.

                Not Applicable.

         (b)    Exhibits.

                The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.



                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 9, 2001


                       DIVERSIFIED CORPORATE RESOURCES, INC.


                       By: /s/ Anthony G. Schmeck

                       Name: Anthony G. Schmeck
                       Title: Chief Financial Officer, Secretary, Treasurer and Principal Financial Officer


                                        3
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                     DIVERSIFIED CORPORATE RESOURCES, INC.

                       EXHIBIT INDEX TO FORM 8-K REPORT


Exhibit         Description
-------         -----------
16.1            Letter from PricewaterhouseCoopers, L.L.P.
                 dated October 9, 2001